File Number:2-57653
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                 June 9, 2006


                        Pioneer Tax Free Income Fund
               Supplement to the May 1, 2006 Class A, B, C Shares,
              Class Y Shares and Investor Class Shares Prospectuses

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of David Eurkus, lead portfolio manager. Mr. Eurkus is supported by Timothy Pynchon, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in 2001 and has been an investment professional since 1969. Mr. Pynchon joined Pioneer as a vice president in 2000 and has been an investment professional since 1982.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.



                                                                   19585-00-0606
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC